Exhibit No. 10.29
          AMENDMENT NO. TWO TO REVOLVING CREDIT AGREEMENT


THIS AMENDMENT NO. TWO (the "Amendment") is made to the Revolving Credit Agreement (the "Agreement") dated February 23, 1993, executed by and between SOUTHERN ELECTRONICS CORPORATION, a corporation duly organized under the laws of the State of Delaware and SOUTHERN ELECTRONICS DISTRIBUTORS, INC., a corporation duly organized under the Laws of the State of Delaware (herein collectively or individually called "Borrower"), and NATIONAL CITY BANK,
COLUMBUS (f/k/a BancOhio National Bank), a national banking association with its principal office at 155 East Broad Street, Columbus, Ohio 43251 (herein called "Bank").

                           WITNESSETH:

WHEREAS, Borrower and Bank entered into the Agreement pursuant to which Bank extended a revolving credit loan up to a maximum principal amount of Twenty Million Dollars ($20,000,000.00) each loan pursuant to the terms of the Agreement, and which loans are evidenced by a Revolving Credit Note dated February 23, 1993 in the original principal amount of $20,000,000.00, as amended by Amendment No. One to Revolving Credit Agreement dated February 25, 1994 (the "Note"); and

WHEREAS, Borrower and Bank desire to amend the Agreement to provide for a new Loan Termination Date as defined in the Agreement.

NOW THEREFORE, the parties hereto, in consideration of the mutual promises and covenants herein contained, agree as follows:

1.   Section 1.11 of the Agreement is hereby amended by deleting such section in its entirety and substituting therefore the following:

     1.11 "Loan Termination Date" means May 31, 1995, or such later date (if any) to which it is hereafter extended by mutual written agreement of the parties.

2. Borrower hereby expressly acknowledges and confirms that the representatives and warranties of Borrower set forth in Section V of the Agreement are true and accurate on this date with the same effect as if made on and as of this date; that except as previously disclosed to Bank, no financial condition or circumstances exists as to Borrower which would inevitably result in the occurrence of an Event of Default under Section VII of the Agreement; and that except as previously disclosed to Bank, no event has occurred or no condition exists which constitutes, or with the running of time or the giving of notice would constitute an Event of Default under Section VII of the Agreement.

3. Except as herein expressly modified, the parties hereto ratify and confirm all of the terms, conditions, warranties and covenants of the Agreement, and of all security agreements, pledge agreements, or mortgage deeds which may have been executed in connection with the Agreement, including provisions for the payment of the Note pursuant to the terms of the Agreement. This Amendment does not constitute the extinguishment of any obligation or indebtedness previously incurred, nor does it in any manner effect or impair any security interest granted to Bank, all of such security interests to be continued in full force and effect until the indebtedness described herein is fully satisfied.

4. This Amendment shall be binding upon Borrower, and Bank and their respective successors and assigns, and shall inure to the benefit of Bank and its respective successors and assigns.

Executed by the parties hereto in manner and form sufficient to bind them on this 2nd day of February, 1995.


                                 SOUTHERN ELECTRONICS CORPORATION


                                 By:  /s/ Larry G. Ayers

                                 Its: V.P. Finance



                                 SOUTHERN ELECTRONICS
                                 DISTRIBUTORS, INC.


                                 By:  /s/ Larry G. Ayers

                                 Its: V.P. Finance


                                 NATIONAL CITY BANK, COLUMBUS


                                 By:  /s/ Ralph A. Kaparos

                                      Ralph A. Kaparos

                                 Its: Senior Vice President


            AMENDMENT NO. THREE TO REVOLVING CREDIT AGREEMENT


THIS AMENDMENT NO. THREE (the "Amendment") is made to the Revolving Credit Agreement (the "Agreement") dated February 23, 1993, executed by and between SOUTHERN ELECTRONICS CORPORATION, a corporation duly organized under the laws of the State of Delaware and SOUTHERN ELECTRONICS DISTRIBUTORS, INC., a corporation duly organized under the Laws of the State of Delaware (herein collectively or individually called "Borrower"), and NATIONAL CITY BANK,
COLUMBUS (f/k/a BancOhio National Bank), a national banking association with its principal office at 155 East Broad Street, Columbus, Ohio 43251 (herein called "Bank").


                           WITNESSETH:

WHEREAS, Borrower and Bank entered into the Agreement pursuant to which Bank extended a revolving credit loan up to a maximum principal amount of Twenty Million Dollars ($20,000,000.00) each loan pursuant to the terms of the Agreement, and which loans are evidenced by a Revolving Credit Note dated February 23, 1993 in the original principal amount of $20,000,000.00, as amended by Amendment No. One to Revolving Credit Agreement dated February 25, 1994, and as further amended by Amendment No. Two to Revolving Credit Agreement dated February 21, 1995 (the "Note"); and

WHEREAS, Borrower and Bank desire to amend the Agreement to provide for a new Loan Termination Date as defined in the Agreement.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and covenants herein contained, agree as follows:

1.   Section 1.11 of the Agreement is hereby amended by deleting such section in its entirety and substituting therefore the following:

     1.11 "Loan Termination Date" means February 28, 1996, or such later date (if any) to which it is hereafter extended by mutual written agreement of the parties.

2. Borrower hereby expressly acknowledges and confirms that the representatives and warranties of Borrower set forth in section V of the Agreement are true and accurate on this date with the same effect as if made on and as of this date; that except as previously disclosed to Bank, no financial condition or circumstances exists as to Borrower which would inevitably result in the occurrence of an Event of Default under Section VII of the Agreement; and that except as previously disclosed to Bank, no event has occurred or no condition exists which constitutes, or with the running of time or the giving of notice would constitute an Event of Default under Section VII of the Agreement.

3. Except as herein expressly modified, the parties hereto ratify and confirm all of the terms, conditions, warranties and covenants of the Agreement, and of all security agreements, pledge agreements, or mortgage deeds which may have been executed in connection with the Agreement, including provisions for the payment of the Note pursuant to the terms of
     the Agreement.    This Amendment does not constitute the
     extinguishment of any obligation or indebtedness previously incurred, nor does it in any manner effect or impair any security interest granted to Bank, all of such security interests to be continued in full force and effect until the indebtedness described herein is fully satisfied.

4. This Amendment shall be binding upon Borrower, and Bank and their respective successors and assigns, and shall inure to the benefit of Bank and its respective successors and assigns.

Executed by the parties hereto in manner and form sufficient to bind them on this 27 day of April, 1995.


                                 SOUTHERN ELECTRONICS CORPORATION

                                 By:  /s/ Larry G. Ayers

                                 Its: V.P. Finance



                                 SOUTHERN ELECTRONICS
                                 DISTRIBUTORS,  INC.

                                 By:  /s/ Larry G. Ayers

                                 Its: V.P. Finance



                                 NATIONAL CITY BANK, COLUMBUS

                                 By:  /s/ Ralph A. Kaparos

                                      Ralph A. Kaparos

                                 Its: Senior Vice President